Bear, Stearns & Co. Inc. plingen	TMST-0305 Sensitivity	October 29, 2003 10:48AM EST Page 1 of 1

Settle Date: 10/30/2003 US Teasury Curve Date:10/29/2003

                                                   Tranche: A1 (I-A-1)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------
         10.00% CPR 15.00% CPR 20.00% CPR 25.00% CPR 30.00% CPR 35.00% CPR 40.00% CPR 50.00% CPR  60.00% CPR   PREPAY
            10%        10%       10%       10%        10%         10%        10%        10%         10%        CALL
  Price    7.63       5.30      3.95       3.07       2.48       2.06        1.74       1.29        .98        Avg. Life
        11/25/2003 11/25/2003 11/25/2003 11/25/2003 11/25/2003  11/25/2003 11/25/2003  11/25/2003  11/25/2003  Prin. Start Date
        7/25/2021  11/25/2016 11/25/2013 9/25/2011  3/25/2010    2/25/2009  4/25/2008  2/25/2007   5/25/2006   Prin. End Date
            213         157      121       95          77         64          54          40         31        Prin. Window Len
--------------------------------------------------------------------------------------------------------------------------------
  101:18    2.74        2.63       2.52    2.39      2.26      2.11          1.95           1.60     1.18        Yield
            125         115        104     91        78        63            47             12       -29         DM(360)
--------------------------------------------------------------------------------------------------------------------------------
  101:22    2.72        2'61       2.48    2.35      2.20      2.05          1.88           1.50     1.05        Yield
            123         112        100     87        72        57            40             2        -42         DM(360)
--------------------------------------------------------------------------------------------------------------------------------
  101:26    2.70        2.58       2.45    2.31      2.15      1.98          1.80           1.40     .92         Yield
            121         110        97      83        67        51            33             -7       -55         DM(360)
--------------------------------------------------------------------------------------------------------------------------------
  101:30    2.68        2.55       2.42    2.26      2.10      1.92          1.73           1.30     80          Yield
            120         107        94      78        62        45            26             -17      -67         DM(360)
--------------------------------------------------------------------------------------------------------------------------------
  102:2     2.66        2.53       2.38    2.22      2.05      1.86          1.66           1.21     .67         Yield
            118         105        90      74        57        38            18             -27      -80         DM(360)
--------------------------------------------------------------------------------------------------------------------------------
  102:6     2.64        2.50       2.35    2.18      1.99      1.80          1.59           L11      .55         Yield
            116         102        87      70        52        32            11             -36      -92         DM(360)
--------------------------------------------------------------------------------------------------------------------------------
  102:10    2.62        2.48       2.32    2.14      1.94      1.74          1.51           1.01     .42         Yield
            114         100        84      66        47        26            4              -46      -105        DM(360)
--------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or secenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc. plingen	TMST-0305 Sensitivity	October 29, 2003 10:48AM EST Page 1 of 1

Settle Date: 10/30/2003 US Teasury Curve Date:10/29/2003

                                                              Tranche: A2 (II-A-1)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------
        10.00% CPR  15.00% CPR 20.00% CPR 25.00% CPR 30.00% CPR  35.00% CPR 40.00% CPR50.00% CPR  60.00% CPR  PREPAY
            10%        10%        10%       10%          10%        10%        10%        10%        10%      CALL
  Price    2.43       2.25       2.08      1.92         1.76       1.62       1.48       1.23       .98       Avg. Life
        11/25/2003 11/25/2003 11/25/2003 11/25/2003 11/25/2003  11/25/2003 11/25/2003 11/25/2003 11/25/2003   Prin. Start Date
         8/25/2006  8/25/2006  8/25/2006  8/25/2006 8/25/2006    8/25/2006  8/25/2006  8/25/2006  5/25/2006   Prin. End Date
            34         34         34         34                     34         34         34         31       Prin. Window Len
-----------------------------------------------------------------------------------------------------------------------------
 100:12   3.44       3.42       3.40        3.37       3.34        3.31      3.28       3.19        3.06      Yield
          108.8      117.1      124.8       132.4      139.9       146.5     152.2      160.5       163.9     Swap Spread
-----------------------------------------------------------------------------------------------------------------------------
 100:16   3.39       3.36       3.34        3.30       3.27        3.23      3.19       3.08        2.93      Yield
          103.3      111.2      118.4       125.6      132.5       138.4     143.4      149.9       150.7_    Swap Spread
-----------------------------------------------------------------------------------------------------------------------------
 100:20   334        3.31       3.27        3.24       3.20        3.15      3.10       2.97        2.80      Yield
          97.9       105.4      112.1       118.7      125.1       130.4     134.6      139.4       137.6     Swap Spread
-----------------------------------------------------------------------------------------------------------------------------
 100:24   3.28       3.25       3.21        3.17       3.12        3.07      3.01       2.87        2.67      Yield
          92.4       99.5       105.8       111.9      117.6       122.3     125.8      128.8       124.6     Swap Spread
-----------------------------------------------------------------------------------------------------------------------------
 100:28   3.23       3.19       3.15        3.10       3.05        2.99      2.92       2.76        2.53      Yield
          87.0       93.7       99.5        105.1      110.2       114.3     117.0      118.3       111.5     Swap Spread
-----------------------------------------------------------------------------------------------------------------------------
  101:0   3.17       3.13       3.08        3.03       2.97        2.91      2.84       2.66        2.40      Yield
          81.6       87.9       93.2        98.3       102.9       106.2     108.3      107.8       98.5      Swap Spread
-----------------------------------------------------------------------------------------------------------------------------
  101:4   3.12       3.07       3.02        2.96       2.90        2.83      2.75       2.56        2.28      Yield
          76.2       82.0       86.9        91.5       95.5        98.2      99.6       97.4        85.6      Swap Spread
-----------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or secenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc. plingen	TMST-0305 Sensitivity	October 29, 2003 10:48AM EST Page 1 of 1

Settle Date: 10/30/2003 US Teasury Curve Date:10/29/2003

                                                                          Tranche: A3 (III-A-1)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------
        10.00% CPR 15.00% CPR  20.00% CPR 25.00% CPR 30.00% CPR  35.00% CPR 40.00% CPR 50.00% CPR 60.00% CPR  PREPAY
           10%        10%         10%        10%        10%         10%       10%         10%        10%      CALL
  Price   3.73       3.29       2.91        2.56       2.26        1.99      1.73       1.28         .98      Avg. Life
        11/25/2003 11/25/2003 11/25/2003 11/25/2003 11/25/2003  11/25/2003 11/25/2003 11/25/2003  11/25/2003  Prin. Start Date
         8/25/2008  8/25/2008  8/25/2008  8/25/2008  8/25/2008   8/25/2008  4/25/2008  2/25/2007   5/25/2006  Prin. End Date
            58          58        58         58        58           58         54        40           31      Prin. Window Len
-------------------------------------------------------------------------------------------------------------------------------
  99:21   4.17        4.17      4.17        4.18       4.18        4.19       4.19      4.21        4.22      Yield
          112.4       133.8     153.6       174.0      192.2       208.4      227.0     258.8       280.4     Swap Spread
-------------------------------------------------------------------------------------------------------------------------------
  99:25   4.13        4.13      4.13        4.12       4.12        4.12       4.11      4.10        4.09      Yield
          108.7       129.6     148.8       168.6      186.1       201.6      219.2     248.5       267.0     Swap Spread
-------------------------------------------------------------------------------------------------------------------------------
  99:29   4.09        4.09      4.08        4.07       4.06        4.05       4.04      4.00        3.96      Yield
          105.0       125.4     144.1       163.3      180.1       194.8      211.4     238.1       253.6     Swap Spread
-------------------------------------------------------------------------------------------------------------------------------
  100: 1  4.06        4.04      4.03        4.02       4.00        3.98       3.96      3.90        3.82      Yield
          101.3       121.2     139.4       158.0      174.1       188.0      203.6     227.8       240.3     Swap Spread
-------------------------------------------------------------------------------------------------------------------------------
  100:5   4.02        4.00      3.98        3.96       3.94        3.91       3.88      3.79        3.69      Yield
          97.5        117.0     134.6       152.6      168.1       181.2      195.9     217.5       227.0     Swap Spread
-------------------------------------------------------------------------------------------------------------------------------
  100:9   3.98        3.96      3.94        3.91       3.88        3.85       3.80      3.69        3.56      Yield
          93.8        112.8     129.9       147.3      162.1       174.5      188.2     207.2       213.7     Swap Spread
-------------------------------------------------------------------------------------------------------------------------------
  100:13  3.94        3.92      3.89        3.86       3.82        3.78       3.73      3.59        3.42      Yield
          90.1        108.6     125.2       142.0      156.2       167.7      180.5     197.0       200.5     Swap Spread
-------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or secenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc. plingen	TMST-0305 Sensitivity	October 29, 2003 10:48AM EST Page 1 of 1

Settle Date: 10/30/2003 US Teasury Curve Date:10/29/2003

                                                              Tranche: A4 (IV-A-1)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------
        10.00% CPR  15.00% CPR 20.00% CPR 25.00% CPR 30.00% CPR  35.00% CPR 40.00% CPR 50.00% CPR  60.00% CPR PREPAY
           10%         10%        10%        10%        10%        10%         10%       10%         10%      CALL
  Price   5.21        4.32       3.62       3.04       2.47       2.05        1.73      1.28         .98      Avg. Life
        11/25/2003 11/25/2003 11/25/2003 11/25/2003 11/25/2003  11/25/2003 11/25/2003 11/25/2003 11/25/2003   Prin. Start Date
         8/25/2011  8/25/2011  8/25/2011  8/25/2011  3/25/2010   2/25/2009  4/25/2008  2/25/2007  5/25/2006   Prin. End Date
            94         94         94         94          77        64          54          40        31       Prin. Window Len
----------------------------------------------------------------------------------------------------------------------------
  99:10+    4.65      4.68       4.70      4.73        4.79       4.82       4.85      4.93        5.02       Yield
           102.6     137.9      171.6     202.1       240.8      268.5       293.1     331.1       359.9      Swap Spread
----------------------------------------------------------------------------------------------------------------------------
  99:14+    4.62      4.64       4.66      4.69        4.73       4.75       4.77      4.82        4.88       Yield
            99.7      134.5      167.6     197.4       235.1      261.8      285.1     320.6       346.4      Swap Spread
----------------------------------------------------------------------------------------------------------------------------
  99:18+    4.59      4.61       4.62      4.64        4.67       4.68       4.70      4.72        4.75       Yield
            96.9      131.1      163.6     192.7       229.4      255.0      277.2     310.1       332.8      Swap Spread
----------------------------------------------------------------------------------------------------------------------------
  99:22+    4.56      4.57       4.58      4.59        4.62       4.62       4.62      4.61        4.61       Yield
            94.0      127.7      159.6     188.0       223.7      248.3      269.4     299.6       319.3      Swap Spread
----------------------------------------------------------------------------------------------------------------------------
  99:26+    4.53      4.54       4.54      4.55        4.56       4.55       4.54      4.51        4.48       Yield
            91.2      124.4      155.6     183.3       218.1      241.6      261.5     289.2       305.9      Swap Spread
----------------------------------------------------------------------------------------------------------------------------
  99:30+    4.50      4.51       4.50      4.50        4.50       4.48       4.46      4.41        4.34       Yield
            88.4      121.0      151.6     178.6       212.4      234.9      253.7     278.8       292.4      Swap Spread
----------------------------------------------------------------------------------------------------------------------------
  100:2+    4.48      4.47       4.46      4.45        4.45       4.42       4.38      4.30        4.21       Yield
            85.5      117.6      147.7     173.9       206.8      228.2      245.9     268.4       279.0      Swap Spread
----------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or secenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc. plingen	TMST-0305 Sensitivity	October 29, 2003 10:48AM EST Page 1 of 3

Settle Date: 10/30/2003 US Teasury Curve Date:10/29/2003

                                                  Tranche: B1 (B-1)
------------------------------------------------------------------------------------------------------------------------------------
        10.00% CPR 15.00% CPR  20.00% CPR 25.00% CPR 30.00% CPR  35.00% CPR 40.00% CPR 50.00% CPR 60.00% CPR  PREPAY
         3/25/2008  3/25/2005  3/25/2008   3/25/2008 3/25/2008    3/25/2008 3/25/2008  3/25/2008   3/25/2008  CALL
 Price     4.37       4.37       4.23        4.02       3.83        3.62      3.39       2.96        2.53     Avg. Life
        11/25/2003 11/25/2003 11/25/2003 11/25/2003 11/25/2003  11/25/2003 11/25/2003 11/25/2003 11/25/2003   Prin. Start Date
         3/25/2008  3/25/2008  3/25/2008  3/25/2008  3/25/2008   3/25/2008  3/25/2008  3/25/2008 3/25/2008    Prin. End Date
            53         53         53         53         53          53         53        53           53      Prin. Window Len
------------------------------------------------------------------------------------------------------------------------------------
   97:24    4.47     4.47       4.49       4.52       4.54        4.58       4.62      4.71         4.84      Yield
            160.1    160.1      168.5      180.4      191.8       205.0      218.9     247.5        281.6     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
   97:28    4.44     4.44       4.45       4.48       4.51        4.54       4.58      4.67         4.79      Yield
            156.9    156.9      165.2      176.8      188.1       201.1      214.8     242.8        276.1     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
   98: 0    4.40     4.40       4.42       4.45       4.47        4.50       4.54      4.62         4.73      Yield
            153.6    153.6      161.8      173.3      184.4       197.2      210.7     238.1        270.7     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
   98.4     4.37     4.37       4.39       4.41       4.43        4.46       4.50      4.57         4.68      Yield
            150.4    150.4      158.5      169.8      180.8       193.4      206.5     233.4        265.2     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
   98.8     4.34     4.34       4.35       4.38       4.40        4.42       4.46      4.53         4.62      Yield
            147.2    147.2      155.2      166.4      177.1       189.5      202.4     228.7        259.7     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
   98:12    4.31     4.31       4.32       4.34       4.36        4.39       4.41      4.48         4.57      Yield
            143.9    143.9      151.8      162.9      173.5       185.6      198.3     224.0        254.3     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
   98:16    4.27     4.27       4.29       4.31       4.32        4.35       4.37      4.43         4.51      Yield
            140.7    140.7      148.5      159.4      169.8       181.8      194.2     219.4        248.8     Treas Spread

------------------------------------------------------------------------------------------------------------------------------------
                                                             Tranche: B2 (B-2)
------------------------------------------------------------------------------------------------------------------------------------
        10.00% CPR 15.00% CPR 20.00% CPR  25.00% CPR 30.00% CPR  35.00% CPR 40.00% CPR 50.00% CPR 60.00% CPR  PREPAY
         3/25/2008  3/25/2008  3/25/2008  3/25/2008   3/25/2008   3/25/2008 3/25/2008  3/25/2008   3/25/2008  CALL
 Price   4.37       4.37        4.23        4.02        3.83        3.62      3.39        2.96      2.53      Avg. Life
        11/25/2003 11/25/2003 11/25/2003 11/25/2003 11/25/2003  11/25/2003 11/25/2003 11/25/2003 11/25/2003   Prin. Start Date
         3/25/2008  3/25/2008  3/25/2008  3/25/2008  3/25/2008   3/25/2008  3/25/2008  3/25/2008 3/25/2008    Prin. End Date
            53         53        53          53         53          53        53          53        53        Prin. Window Len
------------------------------------------------------------------------------------------------------------------------------------
 96:22    4.75       4.75       4.77       4.82       4.86        4.91       4.97       5.12        5.31      Yield
          187.9      187.9      197.2      210.4      223.2       238.3      254.3      287.9       328.7     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
 96:26    4.71       4.71       4.74       4.78       4.82        4.87       4.93       5.07        5.26      Yield
          184.6      184.6      193.8      206.8      219.5       234.3      250.1      283.1       323.1     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or secenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc. plingen	TMST-0305 Sensitivity	October 29, 2003 10:48AM EST Page 2 of 3

Settle Date: 10/30/2003 US Teasury Curve Date:10/29/2003

                                                              Tranche: B2 (B-2)
-----------------------------------------------------------------------------------------------------------------------------------
        10.00% CPR 15.00% CPR  20.00% CPR 25.00% CPR 30.00% CPR 35.00% CPR 40.00% CPR 50.00% CPR  60.00% CPR  PREPAY
         3/25/2008  3/25/2008   3/25/2008 3/25/2008  3/25/2008  3/25/2008  3/25/2008  3/25/2008   3/25/2008   CALL
 Price   4.37       4.37         4.23       4.02       3.83        3.62        3.39       2.96      2.53      Avg. Life
        11/25/2003 11/25/2003 11/25/2003 11/25/2003 11/25/2003  11/25/2003 11/25/2003 11/25/2003 11/25/2003   Prin. Start Date
         3/25/2008  3/25/2008  3/25/2008  3/25/2008  3/25/2008   3/25/2008  3/25/2008  3/25/2008  3/25/2008   Prin. End Date
            53         53         53         53         53          53         53         53          53      Prin. Window Len
-----------------------------------------------------------------------------------------------------------------------------------
 96:30    4.68       4.68      4.71        4.74        4.78        4.83       4.89       5.02       5.20      Yield
         181.3       181.3     190.4       203.3       215.8       230.4      245.9      278.3      317.6     Treas Spread
-----------------------------------------------------------------------------------------------------------------------------------
 97: 2     4.65      4.65      4.67        4.71        4.75        4.79       4.85       4.98       5.14      Yield
         178.0       178.0     187.0       199.7       212.1       226.5      241.8      273.5      312.0     Treas Spread
-----------------------------------------------------------------------------------------------------------------------------------
 97: 6    4.62       4.62      4.64        4.67        4.71        4.76       4.81       4.93        5.09     Yield
         174.7       174.7     183.7       196.2       208.4       222.6      237.6      268.8       306.5    Treas Spread
-----------------------------------------------------------------------------------------------------------------------------------
 97:10    4.58       4.58      4.61        4.64        4.67        4.72       4.77       4.88       5.03      Yield
         171.5       171.5     180.3       192.7       204.7       218.6      233.4      264.0      300.9     Treas Spread
-----------------------------------------------------------------------------------------------------------------------------------
97:14     4.55       4.55      4.57        4.60        4.64        4.68       4.72       4.83       4.98      Yield
         168.2       168.2     176.9       189.1       201.0       214.7      229.3      259.3      295.4     Treas Spread
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Tranche:  B3 (B-3)
------------------------------------------------------------------------------------------------------------------------------------
        10.00% CPR  15.00% CPR 20.00% CPR 25.00% CPR 30.00% CPR  35.00% CPR 40.00% CPR 50.00% CPR 60.00% CPR  PREPAY
         3/25/2008   3/25/2008 3/25/2008  3/25/2008  3/25/2008   3/25/2008   3/25/2008 3/25/2008   3/25/2008  CALL
 Price     4.37        4.37       4.23      4.02        3.83        3.62       3.39      2.96        2.53     Avg. Life
        11/25/2003 11/25/2003 11/25/2003 11/25/2003 11/25/2003  11/25/2003 11/25/2003 11/25/2003 11/25/2003   Prin. Start Date
         3/25/2008  3/25/2008  3/25/2008  3/25/2008  3/25/2008  3/25/2008   3/25/2008  3/25/2008  3/25/2008   Prin. End Date
            53          53         53        53          53         53         53         53         53       Prin. Window Len
------------------------------------------------------------------------------------------------------------------------------------
   95:20    5.03     5.03       5.06       5.12       5.18        5.25       5.33        5.53       5.79      Yield
            216.0    216.0      226.2      240.8      255.1       272.0      290.2       328.8      376.6     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
   95:24    4.99     4.99       5.03       5.08       5.14        5.21       5.29        5.48       5.73      Yield
            212.7    212.7      222.8      237.2      251.4       268.1      286.0       324.0      370.9     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
   95:28    4.96     4.96       5.00       5.05       5.10        5.17       5.25        5.43       5.68      Yield
            209.3    209.3      219.4      233.6      247.6       264.1      281.7       319.1      365.2     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
   96:0     4.93     4.93       4.96       5.01       5.07        5.13       5.21        5.38       5.62      Yield
            206.0    206.0      215.9      230.0      243.8       260.1      277.5       314.3      359.6     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or secenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc. plingen	TMST-0305 Sensitivity	October 29, 2003 10:48AM EST Page 3 of 3

Settle Date: 10/30/2003 US Teasury Curve Date:10/29/2003

                                                                            Tranche: B3 (B-3)
------------------------------------------------------------------------------------------------------------------------------------
        10.00% CPR  15.00% CPR 20.00% CPR 25.00% CPR 30.00% CPR  35.00% CPR 40.00% CPR 50.00% CPR 60.00% CPR  PREPAY
         3/25/2008   3/25/2008  3/25/2008  3/25/2008  3/25/2008   3/25/2008  3/25/2008 3/25/2008   3/25/2008  CALL
 Price   4.37        4.37         4.23       4.02       3.83        3.62      3.39       2.96        2.53     Avg. Life
        11/25/2003 11/25/2003 11/25/2003 11/25/2003 11/25/2003  11/25/2003 11/25/2003 11/25/2003 11/25/2003   Prin. Start Date
         3/25/2008  3/25/2008  3/25/2008  3/25/2008  3/25/2008   3/25/2008  3/25/2008  3/25/2008  3/25/2008   Prin. End Date
            53         53         53         53         53          53         53         53          53      Prin. Window Len
------------------------------------------------------------------------------------------------------------------------------------
  96:4     4.89      4.89        4.93      4.98        5.03        5.09       5.16      5.33        5.56      Yield
           202.7     202.7       212.5     226.4       240.1       256.1      273.3     309.5       353.9     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
  96:8     4.86      4.86        4.89      4.94        4.99        5.05       5.12      5.29        5.51      Yield
           199.4     199.4       209.1     222.9       236.3       252.1      269.0     304.7       348.3     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------
  96:12    4.83      4.83        4.86      4.91        4.95        5.01       5.08      5.24        5.45      Yield
           196.1     196.1       205.7     219.3       232.6       248.2      264.8     299.8       342.7     Treas Spread
------------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or secenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.